UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 8, 2018
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE
This Amendment No. 1 (this "Amendment") amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 9, 2018 (the "Original Form 8-K") by Keurig Dr Pepper Inc. ("KDP" or the "Company") to (i) update certain items for financial information for the nine months ended June 30, 2018 and June 24, 2017 for Maple Parent Holdings Corp. ("Maple") and (ii) add the unaudited condensed consolidated statements of income for Maple for calendar quarters for 2017 and the first six months of 2018 as a result of the change in Maple's fiscal year-end and filing of the transition period beginning on October 1, 2017 to December 31, 2017 for the Company on Form 10-QT with the SEC on August 7, 2018.
Except for the updated financial information in the attached Exhibit 99.2, which shall amend and replace the Exhibit 99.2 originally filed with the Original Form 8–K, the financial statements provided in the attached Exhibit 99.3 and 99.4, and the associated descriptions of such exhibits as set forth in Item 8.01 and Item 9.01 hereto, this Form 8–K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8–K.
Item 8.01. Other Events.
Certain Information with respect to Maple Parent Holdings Corp.
In connection with the consummation of the Merger, the Company is providing certain information relating to the Company and Maple. This information is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)  Historical Financial Information
The consolidated financial statements (and notes thereto) of Maple, who conducts all of its business through Keurig Green Mountain, Inc., a wholly owned subsidiary, for the fiscal year ended 2015 and for the period from September 27, 2015 to March 2, 2016, (the "predecessor period") and for Maple for the fiscal year ended 2017, for the period from December 4, 2015 to September 24, 2016 (the "successor period"), and the periods from October 1, 2017 to June 30, 2018 (unaudited) and September 25, 2016 to June 24, 2017 (unaudited). The information is attached hereto as Exhibit 99.3 and incorporated by reference herein.
The unaudited condensed consolidated statements of income of Maple for the three months ended March 31, 2017, the three and six months ended June 24, 2017, the three and nine months ended September 30, 2017, the three and twelve months ended December 31, 2017, the three months ended March 31, 2018 and the three and six months ended June 30, 2018. The information is attached hereto as Exhibit 99.4 and incorporated by reference herein.
(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.2	Certain Information with respect to Maple Parent Holdings Corp.
99.3
Consolidated financial statements (and notes thereto) of Maple Parent Holdings Corp., who conducts all of its business through Keurig Green Mountain, Inc., a wholly owned subsidiary, for the fiscal year ended 2015 and for the period from September 27, 2015 to March 2, 2016, (the "predecessor period") and for Maple Parent Holdings Corp. for the fiscal year ended 2017, for the period from December 4, 2015 to September 24, 2016 (the "successor period"), and the periods from October 1, 2017 to June 30, 2018 (unaudited) and September 25, 2016 to June 24, 2017 (unaudited).

99.4
Unaudited condensed consolidated statements of income of Maple Parent Holding Corp. for the three months ended March 31, 2017, the three and six months ended June 24, 2017, the three and nine months ended September 30, 2017, the three and twelve months ended December 31, 2017, the three months ended March 31, 2018 and the three and six months ended June 30, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Date: August 8, 2018
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Chief Legal Officer and General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.2	Certain Information with respect to Maple Parent Holdings Corp.
99.3
Consolidated financial statements (and notes thereto) of Maple Parent Holdings Corp., who conducts all of its business through Keurig Green Mountain Inc., a wholly owned subsidiary, for the fiscal year ended 2015 and for the period from September 27, 2015 to March 2, 2016, (the "predecessor period") and for Maple Parent Holdings Corp. for the fiscal year ended 2017, for the period from December 4, 2015 to September 24, 2016 (the "successor period"), and the periods from October 1, 2017 to June 30, 2018 (unaudited) and September 25, 2016 to June 24, 2017 (unaudited).

99.4
Unaudited condensed consolidated statements of income of Maple Parents Holding Corp. for the three months ended March 31, 2017, the three and six months ended June 24, 2017, the three and nine months ended September 30, 2017, the three and twelve months ended December 31, 2017, the three months ended March 31, 2018 and the three and six months ended June 30, 2018.